CAPITAL MANAGEMENT (Details) - USD ($) $ in Thousands	Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024
Capital Management [Abstract]
Share capital	$ 492,102	$ 345,305
Contributed surplus	34,972	32,626
Pre-funded warrants	16,399	0
Restricted and performance share unit reserve	7,453	0
Options reserve	31,563	36,262
Warrants reserve	38,205	20,493
Accumulated other comprehensive income (loss)	630	(14,296)
Deficit	(389,535)	(255,393)
TOTAL SHAREHOLDERS' EQUITY	$ 231,789	$ 164,997	$ 215,445